Registration Nos. 033-21718
811-05549

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________________

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 30 ☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 32 ☒ (Check appropriate box or boxes.)

REYNOLDS FUNDS, INC. (Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(Zip Code)

(415) 265-7167 (Registrant’s Telephone Number, including Area Code)

Copy to:
Frederick L. Reynolds	Peter D. Fetzer
Reynolds Capital Management, LLC	Foley & Lardner LLP
3565 South Las Vegas Blvd., #403	777 East Wisconsin Avenue
Las Vegas, NV 89109	Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐           immediately upon filing pursuant to paragraph (b)

☒           on January 31, 2012 pursuant to paragraph (b)

☐           60 days after filing pursuant to paragraph (a) (1)

☐           on (date) pursuant to paragraph (a) (1)

☐           75 days after filing pursuant to paragraph (a) (2)

☐           on (date)` pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
January 31, 2012

REYNOLDS
BLUE CHIP
GROWTH FUND

Seeking Long-Term Capital Appreciation

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

PROSPECTUS	January 31, 2012

REYNOLDS BLUE CHIP GROWTH FUND
(RBCGX)

The Reynolds Blue Chip Growth Fund (the “Fund”) is a No-Load mutual fund that during normal market conditions emphasizes investments in “blue chip” growth companies.  Since the Fund is No-Load, you do not pay any commissions or deferred sales loads.

Please read this Prospectus and keep it for future reference.  It contains important information, including information on how the Fund invests and the services it offers to shareholders.

Included with this Prospectus you should receive an Annual Report (or Semiannual report when appropriate) describing the holdings of the Fund.  In addition you can request an IRA kit or other retirement plan information that will have all the applications and forms needed to invest in the Fund through your IRA.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

(800) 773-9665				(800) 7REYNOLDS
c/o U.S. Bancorp Fund Services, LLC	•	615 East Michigan Street	•	Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Table of Contents
Summary Information
about the Fund	1
Investment Objective, Non-Principal Investment
Strategies and Risks and Portfolio Holdings	4
Management of the Fund	5
The Fund’s Share Price	5
Purchasing Shares	6
Redeeming Shares	9
Exchanging Shares	11
Market Timing Procedures	12
Distribution of Fund Shares	12
Distributions and Taxes	12
Account Services and Policies	13
Index Description	13
Financial Highlights	14

SUMMARY INFORMATION
ABOUT THE FUND

Investment Objective

Reynolds Blue Chip Growth Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions	None
Redemption Fee (transfer agent charge
of $15 for each wire redemption)	None
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.11%
Other Expenses	0.44%
Total Annual Fund Operating Expenses	1.55%
Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$158	$490	$845	$1,845

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 55 % of the average value of its portfolio.

Principal Investment Strategies

The Fund under normal market conditions invests 80% of its net assets in the common stocks of “growth” companies that, in the view of the Fund’s investment adviser, are well-established in their industries and have a minimum market capitalization of at least $1 billion (these companies are commonly referred to as “blue chip” companies).  The Fund invests in securities of both domestic and foreign “blue chip” growth companies, with the Fund’s investments in foreign companies generally being effected through American Depositary Receipts or “ADRs,” which are dollar-denominated securities of foreign issuers traded in the U.S.  The Fund may invest in ADRs through both sponsored and unsponsored arrangements.

The Fund’s investment adviser bases investment decisions on company-specific factors (bottom-up investment approach) and general economic conditions (top-down approach).  When purchasing “blue chip” growth companies for the Fund, the Fund’s investment adviser looks for companies that have some or all of the following attributes:

•a presence in expanding industries

•a superior and pragmatic growth strategy

•proprietary products, processes or services

•a potential for above-average unit and earnings growth

In pursuing its investment objective, the Fund has the discretion to purchase some securities that do not meet its normal investment criteria.  In particular, the Fund may invest in companies that are not now “blue chip” companies, but which the Fund’s investment adviser believes have the potential to become “blue chip” companies.  These include:

•leading companies in smaller industries

•lesser known companies moving from a lower to a higher market share position within their industry group

The Fund’s investment adviser will generally sell a portfolio security when the investment adviser believes:

•the security has achieved its value potential

•changing fundamentals signal a deteriorating value potential

•other securities have a better performance potential

While this sell discipline may result in higher annual portfolio turnover rates for the Fund , it also causes the Fund to keep seeking better alternatives.

Principal Risks

Investors in the Fund may lose money.  There are risks associated with investments in the types of securities in which the Fund invests.  These risks include:

•
Market Risk – The prices of the stocks in which the Fund invests may decline for a number of reasons. These reasons include factors that are specific to one or more stocks in which the Fund invests as well as factors that affect the equity securities markets generally. The price declines may be steep, sudden and/or prolonged.

•
Growth Investing Risk – The investment adviser may be wrong in its assessment of a company’s potential for growth and the growth stocks the Fund holds may not grow as the investment adviser anticipates. Finally, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

•
Technology Companies Risk – Technology companies may be subject to greater business risks and may be more sensitive to changes in economic conditions than other companies. The earnings of technology companies may fluctuate more than those of other companies because of short product cycles (technological obsolescence) and competitive pricing. Finally, there are periods when investing in stocks of technology companies falls out of favor with investors and these stocks may underperform.

•
Medium Capitalization Companies Risk – There is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.

•
Smaller Capitalization Companies Risk – Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these stocks may underperform.

•	Foreign Securities Risk – There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies.  Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

•
Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs, such as brokerage commissions, which the Fund must pay and short term capital gains (or losses) to investors.  Greater transaction costs may reduce Fund performance.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under current federal income tax laws.

•
Frequent Trading Risk – Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund because the Fund has not experienced frequent purchases and redemptions of shares of the Fund that have been disruptive to the Fund.  The Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures if it determines that there is unusual trading in shares of the Fund.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals and who are comfortable with an investment that will fluctuate in value.

Performance

The following performance information indicates some of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for 1, 5 and 10 years compare to the performance of the S&P 500® Index.  For additional information on this index, please see “Index Description” in the Prospectus.  Please keep in mind that the Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available on the Fund’s website at www.reynoldsfunds.com or by calling the Fund toll-free at 1-800-773-9665.

REYNOLDS BLUE CHIP GROWTH FUND
(Total return per calendar year)

During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 21.89% (quarter ended September 30, 2009) and the lowest total return for a quarter was (23.43%) (quarter ended June 30, 2002 ).

After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirement accounts.

The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

Average Annual Total Returns
(for the periods ending December 31, 2011 )

	1	5	10
	Year	Years	Years
Reynolds Blue Chip
Growth Fund
Return Before Taxes	(6.14)%	11.26%	4.01%
Return After Taxes
on Distributions	(6.14)%	11.23%	4.00%
Return After Taxes
on Distributions and
Sale of Fund Shares	(3.99)%	9.83%	3.49%
S&P 500® Index
(reflects no deductions
for fees, expenses
and taxes)	2.11%	(0.25)%	2.92%

Management

Investment Adviser – Reynolds Capital Management , LLC is the investment adviser to the Fund.

Portfolio Manager – Frederick L. Reynolds is the portfolio manager and sole owner of the adviser and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Reynolds has managed the Fund since 1988.

Purchase and Sale of Fund Shares

You may purchase, exchange (into or from the First American Treasury Obligations Fund), or redeem Fund shares on any business day by written request via mail (Reynolds Blue Chip Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-800-773-9665, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, or redeem Fund shares through a broker-dealer or other financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

New Accounts
All accounts	$1,000
Existing Accounts
All other Accounts	$100
Automatic Investment Plan	$50

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, NON-PRINCIPAL
INVESTMENT STRATEGIES AND RISKS
AND PORTFOLIO HOLDINGS

Investment Objective

The Fund seeks long-term capital appreciation.  The Fund may change its investment objective without obtaining shareholder approval.  Please remember that an investment objective is not a guarantee.  An investment in the Fund might not appreciate and investors could lose money.

Non-Principal Investment Strategies and Risks

The Fund mainly invests in common stocks of “blue chip” growth companies.  However, the Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions.  This means the Fund will invest some or all of its assets in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements).  The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value.  When interest rates are low, the income earned on the Fund’s money market investments may be lower than the Fund’s expenses resulting in nega-

tive returns.  When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

When making investment decisions, the Fund’s investment adviser may consider the tax consequences of the Fund’s portfolio transactions.   This may result in the Fund delaying or accelerating a trade in a particular stock, when it would otherwise proceed with the trade.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is incorporated by reference into this Prospectus.

MANAGEMENT OF THE FUND

Investment Adviser

Reynolds Capital Management , LLC (the “Adviser”) is the investment adviser to the Fund.  The Adviser’s address is 3565 South Las Vegas Blvd., #403 , Las Vegas, NV  89109 .  The Adviser has been an SEC-registered investment adviser since 1985, and, in addition to providing investment advisory services to the Fund since 1988, also provides investment advisory services to individuals, high net worth individuals, and pension and profit sharing plans.

As the investment adviser to the Fund, the Adviser manages the investment portfolio of the Fund.  The Adviser makes the decisions as to which securities to buy and which securities to sell.  During the last fiscal year, the Fund paid the Adviser an annual investment advisory fee equal to 1.00% of the average net assets.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement for the Fund with the Adviser is available in the Fund’s semi-annual report to shareholders for the most recent period ended March 31.

Portfolio Manager

Frederick L. Reynolds is primarily responsible for the day-to-day management of the portfolio of the Fund and has been the portfolio manager of the Fund since its inception in 1988.  Mr. Reynolds is the sole owner of the Adviser and has been conducting an investment advisory business as Reynolds Capital Management since 1985.

The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is closed on national holidays and weekends.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  The Fund values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.  The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the New York Stock Exchange is open at the net asset value determined later that day and it will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value calculated on the next day the New York Stock Exchange is open.   A purchase order or redemption request is in “good order” when the Fund or your servicing agent receives properly completed and signed documents.   If an investor sends a purchase order or redemption request to the Fund’s corporate address, instead of to its transfer agent, the Fund will forward it to the transfer agent and the effective date of the purchase order or redemption request will be delayed until the purchase order or redemption request is received by the transfer agent.

If market quotations are not readily available, the Fund will value securities at their fair value pursuant to proce-

dures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

PURCHASING SHARES

Investment by Mail

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	New accounts
	•	All accounts	$1,000

b.	Existing accounts
	•	Dividend reinvestment	No Minimum
	•	Automatic Investment Plan	$50
	•	All other accounts	$100

3.
Complete a Purchase Application for the Fund, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Fund has additional Purchase Applications and remittance forms if you need them.)  If you have any questions, please call 1-800-773-9665 or 1-414-765-4124.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the transfer agent if you need additional assistance with your application.

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund may also reserve the right to close the account within 5 business days if clarifying information/ documentation is not received.

4.
Make your check payable to the Reynolds Blue Chip Growth Fund.  All checks must be in U.S. dollars drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.  U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.	Send the application and check

BY FIRST CLASS MAIL TO:

Reynolds Blue Chip Growth Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

BY OVERNIGHT DELIVERY SERVICE
OR EXPRESS MAIL TO:

Reynolds Blue Chip Growth Fund
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-5207

Please do not send letters by overnight delivery service or express mail to the p ost o ffice b ox address.

NOTE: Deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

Investment by Wire Transfer

You may purchase shares by wire transfer.

Initial Investment by Wire – If you wish to open an account by wire, please call 1-800-773-9665 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – Please call 1-800-773-9665 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

You should wire funds to:

U.S. Bank N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:

Reynolds Blue Chip Growth Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank N.A.  must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing.  The Fund and U.S. Bank N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Investment by Telephone

If you wish to make subsequent investments by telephone, including IRA accounts, you must complete the appropriate section of the Purchase Application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.  The option will become effective approximately 15 business days after the application form is received by U.S. Bancorp Fund Services, LLC.  Subsequent investments may be made by calling 1-800-773-9665.  Purchases must be in amounts of $100 or more and may not be used for initial purchases of the Fund’s shares.  Your shares will be purchased at the net asset value calculated on the day of your purchase order.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.  Once a telephone transaction has been placed, it cannot be cancelled or modified.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:

• Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirements.

• Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

• Charge fees to their customers for the services they provide them.  Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

• Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

• Be authorized to receive purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Other Information about Purchasing Shares of the Fund

The Fund may reject any Purchase Application for any reason.  The Fund will not accept purchase orders made by telephone unless a shareholder has elected the telephone purchase option or the purchase order is from a Servicing Agent which has an agreement with the Fund.  Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Fund will not issue certificates evidencing shares purchased.  Instead, the Fund will send investors a written confirmation for all purchases of shares.

Automatic Investment Plan (AIP)

You may make regular monthly, quarterly or annual investments in the Fund (minimum amount of $50) by completing the appropriate section of the Purchase Application.  In order to participate in the AIP, your financial institution must be an ACH member.  An ACH debit is drawn electronically against your account at a financial institution of your choice.  Upon receipt of the withdrawn funds, the Fund automatically invests the money in additional shares of the Fund at the next calculated net asset value per share. There is no charge by the Fund for this service.  The Fund may terminate or modify this privilege at any time.  You may terminate or modify your participation by notifying U.S. Bancorp Fund Services, LLC at least five days prior to the effective date.  Once the initial minimum investment of $1,000 is made, the subsequent minimum investment amount is $50.  A request to change bank information will require a signature guarantee or other acceptable signature verification.  Additionally, U.S. Bancorp Fund Services, LLC will charge a $25 fee for any payment returned as unpaid.  You will also be responsible for any losses suffered by the Fund as a result.  For additional information on the AIP, please call the transfer agent at 1-800-773-9665.

Retirement Plans

The Fund also offers the following retirement plans:

•Traditional IRA

•Roth IRA

•Coverdell Education Savings Account

•SEP-IRA

•SIMPLE IRA

Investors can obtain further information about the retirement plans by calling the Fund at 1-800-773-9665.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:

• the name of the Fund

• account number(s)

• the amount of money or number of shares being redeemed

• the name(s) on the account

• daytime phone number

• additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-773-9665 or 1-414-765-4124 if you have any questions.

2.Sign the letter of instruction exactly as the shares are registered.  Joint ownership accounts must be signed by all owners.

3.A signature guarantee assures that a signature is genuine.  It protects shareholders from unauthorized account transfers.  You may obtain a signature guarantee from domestic banks, brokers-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program.  Have the signatures guaranteed in the following situations:

•The redemption request exceeds $25,000.

•The redemption proceeds are payable to or sent to any person, address or bank account not on record.

•If a change of address was received by U.S. Bancorp Fund Services, LLC within the last 30 days.

•When ownership on an account is being changed.

In addition to the instances described above, the Fund and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other cases based on the facts and circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, a signature verification from a Signature Validation Program (“SVP”) member or other acceptable form of authentication from a financial institution source.  You can get a signature guarantee or SVP stamp from most banks, credit unions, federal savings and loan associations, or securities dealers, but not from a notary public.

A notarized signature is not an acceptable substitute for a signature guarantee.

4.Send the letter of instruction

BY FIRST CLASS MAIL TO:

Reynolds Blue Chip Growth Fund
c/o U.S. Bancorp Fund Services, LLC
Shareholder Services Center
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY
SERVICE OR EXPRESS MAIL TO:

Reynolds Blue Chip Growth Fund
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI  53202-5207

Please do not send letters of instruction by overnight delivery service or express mail to the p ost o ffice b ox address.

NOTE: Deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

How to Redeem (Sell) Shares
by Telephone

1.
Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone.  This can be done by completing the appropriate section on the Purchase Application.  If you have already opened an account, you may write to U.S. Bancorp Fund Services, LLC requesting this option.  When you do so, please sign the request exactly as your account is registered.  You may also be required to have your signature guaranteed or authenticated.  We suggest calling U.S. Bancorp Fund Services, LLC at 1-800-773-9665 before sending your request.  Shares held in retirement plans may be redeemed by telephone.  IRA investors will be asked whether or not to withhold taxes from any distribution.

2.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

3.	Call U.S. Bancorp Fund Services, LLC at 1-800-773-9665 or 1-414-765-4124. Please do not call the Fund or the Adviser.

4.	Telephone redemptions must be in amounts of $1,000 or more but may not exceed $100,000 .

5.	If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

6.	Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

• U.S. Bancorp Fund Services, LLC receives your written request in good order with all required information and documents as necessary.  Shareholders should contact U.S. Bancorp Fund Services, LLC for further information concerning documentation required for redemption of Fund shares for certain account types (for example, corporate or trust accounts).

• If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

• For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will normally mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information.

• For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will normally either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire.  An Electronic Funds Transfer generally takes 2 to 3 business days to reach the shareholder’s account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price.  However, the Fund may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

• For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Other Redemption Considerations

When redeeming shares of the Fund,
shareholders should consider the following:

• The redemption may result in a taxable gain.

• Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

• The Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

• If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

• U.S. Bancorp Fund Services, LLC will send the proceeds of telephone redemptions only to a pre-determined bank account or to the address of record.  Payment to any other address or account will require a written redemption request with signatures guaranteed.

• The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  The Fund and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and shareholders may encounter higher than usual call waits.  Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction.  If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

• U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

• If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

• The Fund may pay redemption requests “in kind.”  This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

EXCHANGING SHARES

Shares of the Fund may be exchanged for the First American Treasury Obligations Fund at the relative net asset value.  An affiliate of U.S. Bancorp Fund Services, LLC advises First American Treasury Obligations Fund.  Neither U.S. Bancorp Fund Services, LLC nor First American Treasury Obligations Fund is affiliated with the Fund or the Adviser.

You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.  The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.

How to Exchange Shares

1.Read this Prospectus and the current prospectus for the First American Treasury Obligations Fund carefully.

2.Submit an application for the First American Treasury Obligations Fund so that an account can be established.

3.Determine the number of shares you want to exchange keeping in mind that the minimum initial investment in the First American Treasury Obligations Fund is $2,500.  Subsequent exchanges may be made in amounts of $100 or more.

4.Call U.S. Bancorp Fund Services, LLC at 1-800-773-9665.  You may also make an exchange by writing to Reynolds Blue Chip Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin  53201-0701.  If your account in the First American Treasury Obligations Fund is new, your letter should be accompanied by a completed application.

This exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in the First American Treasury Obligations Fund.

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of shares of the Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Fund because the Fund has not experienc ed frequent purchases and redemptions of shares that were disruptive to the Fund.

The officers of the Fund receive reports on a regular basis as to purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund.  The officers of the Fund will report to the Board of Directors any such unusual trading in shares of the Fund that is disruptive to the Fund.  In such event, the Fund’s Board of Directors may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTION OF FUND SHARES

Shares of the Fund are offered on a continuous basis.

The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the Investment Company Act.  This Plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution and servicing fees for the sale of its shares and for services provided to investors.  Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have four distribution options:

•All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•Partial Reinvestment Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

•Partial Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

•All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application.  You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-773-9665.

If you elect to receive distributions paid in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account.  The reinvestment will be at the Fund’s current net asset value and all subsequent distributions will also be reinvested.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  The Fund expects that its distributions will consist primarily of long-term capital gains.

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are sold.  Covered shares are any fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time.  The Fund's standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  You may choose a method other than the Fund's standing method at the time of your purchase or upon the sale of covered shares.

The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes.  The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.”

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the shares of the Fund.  Shareholders should consult their own tax advisors to determine the tax consequences of owning Fund shares.

ACCOUNT SERVICES AND POLICIES

Immediate Balance Information

Through an electronic Voice Response Unit (VRU) the Fund offers 24-hour-a-day shareholder service both by telephone and on the Internet. Just call 1-800-773-9665 for an update on your account balance or the latest share prices. The VRU will guide you to your desired information. Remember to have your account number handy.

Web Site

Visit the Fund’s site at:
http://www.reynoldsfunds.com

You can view your account list, account detail (including account balances), transaction history, distributions and Fund prices through the Fund’s Web site. The Fund is committed to protecting your personal financial security and has strict measures in place to ensure that others will never have access to your personal financial information.

Once you have established an account and you have received your account number, you can go to the Fund’s website at www.reynoldsfunds.com to establish a personal identification number (“PIN”) which allows you to access your account information online.  If you forget, misplace or have difficulty establishing your PIN online, please contact a Shareholder Services Representative at 1-800-773-9665.

INDEX DESCRIPTION

Please note that you cannot invest directly in an index.

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.  It is a market value weighted index with each stock’s weight in the Index proportionate to its market value.  S&P 500® is a registered trademark of Standard and Poor’s.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information for the years ended September 30, 2011, 2010 and 2009, has been audited by the Fund’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request.  Information for previous years shown in the table was audited by the Fund’s previous independent registered public accounting firm.

	Years Ended September 30,
	2011	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$48.29	$41.87	$31.85	$32.05	$28.98
Income from investment operations:
Net investment (loss) income(a)	(0.27)	(0.25)	(0.42)	(0.01)	0.17
Net realized and unrealized (losses) gains on investments	(1.52)	6.67	10.44	0.02	2.90
Total from investment operations	(1.79)	6.42	10.02	0.01	3.07
Less distributions:
Distributions from net investment income	—	—	—	(0.21)	—
Distributions from net realized gains	—	—	—	—	—
Total from distributions	—	—	—	(0.21)	—
Net asset value, end of year	$46.50	$48.29	$41.87	$31.85	$32.05
TOTAL RETURN	(3.71%)	15.33%	31.46%	(0.00%)	10.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	199,183	116,043	48,553	22,151	26,670
Ratio of expenses (after reimbursement) to average net assets*	1.55%	1.80%	2.00%	2.00%	2.02%
Ratio of net investment (loss) income to average net assets**	(0.49%)	(0.55%)	(1.24%)	(0.03%)	0.55%
Portfolio turnover rate	55%	80%	527%	364%	313%

(a)	Amount calculated based on average shares outstanding throughout the year.
*
Computed after giving effect to Adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2009, 2008 and 2007, the ratios would have been 2.51%, 2.67% and 2.25%, respectively.

**	If the Fund had paid all of its expenses for the years ended September 30, 2009, 2008 and 2007, the ratios would have been (1.75%), (0.70%) and 0.32%, respectively.

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REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors
DENNIS N. MOSER
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser
REYNOLDS CAPITAL MANAGEMENT , LLC
3565 South Las Vegas Blvd., #403
Las Vegas, Nevada 89109

Transfer Agent, Dividend Disbursing
Agent and Fund Administrator
U.S. BANCORP FUND SERVICES, LLP
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS
1-414-765-4124

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm
COHEN FUND AUDIT SERVICES, LTD.
800 Westpoint Parkway
Suite 1100
Westlake, Ohio 44145

Legal Counsel
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

To learn more about the Fund you may want to read the Fund’s Statement of Additional Information (or “SAI”) which contains additional information about the Fund.  The Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You may also learn more about the Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling 1-800-773-9665.  The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on the Fund’s website at www.reynoldsfunds.com.

Prospective investors and shareholders who have questions about the Fund may also call the above number or write to the following address:

Reynolds Blue Chip Growth Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

The general public can review and copy information about the Fund (including the SAI) at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, DC.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the Funds are also available on the EDGAR database at the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-1520

Please refer to the Fund’s Investment Company Act File No. 811-05549, when seeking information about the Fund from the SEC.

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2012
for the REYNOLDS BLUE CHIP GROWTH FUND (RBCGX)
a portfolio of REYNOLDS FUNDS, INC.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Reynolds Blue Chip Growth Fund dated January 31, 2012 .  Requests for copies of the Prospectus should be made in writing to the Reynolds Blue Chip Growth Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or by calling 1-800-773-9665.

The following audited financial statements are incorporated by reference to the Annual Report, dated September 30, 2011 of Reynolds Funds, Inc. (File No. 811-05549) as filed with the Securities and Exchange Commission on Form N-CSR on November 29, 2011 :

Statement of Assets and Liabilities
Schedule of Investments
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm

The Annual Report is available without charge, upon request.  To request the report, call 1-800-773-9665.

REYNOLDS BLUE CHIP GROWTH FUND
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

REYNOLDS BLUE CHIP GROWTH FUND

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2012 and, if given or made, such information or representations may not be relied upon as having been authorized by the Reynolds Blue Chip Growth Fund.

The Statement of Additional Information does not constitute an offer to sell securities.

FUND HISTORY AND CLASSIFICATION

Reynolds Funds, Inc. (the “Company”) is an open-end management investment company consisting of one diversified portfolio, the Reynolds Blue Chip Growth Fund (the “Fund”).  The Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Company was incorporated as a Maryland corporation on April 28, 1988.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions which are matters of fundamental policy.  The Fund’s fundamental investment policies cannot be changed without approval of the holders of the lesser of:  (i) 67% of the Fund’s shares present or represented at a shareholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

1. The Fund will not concentrate 25% or more of its total assets in any one industry.  This restriction does not apply to obligations issued and guaranteed by the United States g overnment or its agencies.

2. The Fund will diversify its assets in different issuers and will not invest more than 5% of its assets in any one issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation).  This restriction does not apply to obligations issued or guaranteed by the United States g overnment or its agencies.

3. The Fund will not make investments for the purpose of exercising control or management of any company.  As a result, the Fund will not invest in securities of any single issuer if, as a result of such investment, the Fund would own more than 10% of the outstanding voting securities of such issuer.

4. The Fund will not borrow money, except for temporary bank borrowings (not in excess of 20% of the value of the Fund’s net assets taken at acquisition cost or market value, whichever is lower) for extraordinary or emergency purposes, and the Fund will not pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the Fund’s net assets taken at acquisition cost or market value, whichever is lower.  The Fund will not purchase securities while it has any outstanding borrowings.

5. The Fund will not lend money (except by purchasing publicly-distributed debt securities or entering into repurchase agreements, provided that repurchase agreements will not exceed 5% of the Fund’s net assets and repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the net assets of the Fund).  The Fund will only invest in repurchase agreements which are fully collateralized and will monitor, on a continuous basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price.  In addition, the Fund’s officers under the supervision of the Board of Directors will monitor, on a continuous basis, the creditworthiness of the issuing broker, dealer or bank.

6. The Fund will not purchase securities on margin, purchase warrants, participate in a joint-trading account, sell securities short, or write or purchase put or call options; provided, however, that the Fund’s purchase of stock index options may account for up to 5% of the Fund’s assets, and the Fund may enter into closing transactions.  (With respect to this investment restriction, the Fund may hold warrants as a result of its receipt of securities litigation proceeds or due to corporate actions.)

7. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities).

8. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

9. The Fund will not purchase or sell real estate or real estate mortgage loans.

10. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

The Fund has adopted several other investment restrictions which are not fundamental policies and which may be changed by the Fund’s Board of Directors without shareholder approval.  These additional restrictions are as follows:

1.  The Fund will not purchase securities of foreign issuers on foreign markets; however, the Fund may invest not more than 35% of its total assets in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”). (This investment restriction does not limit the Fund’s ability to invest in securities of foreign issuers that are traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association.)

2.  The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission, and where no more than 10% of the value of the Fund’s total assets would be invested in such securities and no more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company.

3.  The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of the Fund’s investment adviser.

4.  The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund or directors, officers or other affiliated persons of the Fund’s investment adviser beneficially own more than 1/2% of such company’s securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings.  If these restrictions (except for those percentage restrictions relating to investments in illiquid securities and bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s fundamental restrictions will be deemed to have occurred.  Any changes in the Fund’s investment restrictions made by the Board of Directors of the Fund will be communicated to shareholders of the Fund prior to their implementation.

INVESTMENT CONSIDERATIONS

The P rospectus for the Fund describes its principal investment strategies and risks.  This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Concentration
As set forth above under the caption “INVESTMENT RESTRICTIONS,” the Fund (subject to certain exceptions) may not concentrate 25% or more of its total assets in any one industry.  The Fund will use the industry classifications of The Global Industry Classification Standard (“ GICS ”) for purposes of determining whether the Fund has concentrated its investments in a particular industry.

Money Market Instruments
The Fund may invest in cash and money market securities.  The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities.  The money market securities in which it invests include U.S. Treasury bills, commercial paper, commercial paper master notes and repurchase agreements.

The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (“NRSRO”).  Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.   Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change.  There is no secondary market for commercial paper master notes.  The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.  The principal investment risk associated with the Fund’s investments in commercial paper and commercial paper master notes is credit risk

The Fund may enter into repurchase agreements with banks that are Federal Reserve member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York’s list of primary dealers with a capital base greater than $100 million.  Repurchase agreements maturing in more than seven days are considered illiquid securities.  When entering into repurchase agreements, the Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement.  A repurchase agreement involves the risk that a seller may declare bankruptcy or default.    If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund.  In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.  In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.  The principal investment risk associated with the Fund’s investments in repurchase agreements is credit risk.  There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

Investment Grade Investments
The Fund may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate possible capital gains at those times when the Fund’s investment adviser, Reynolds Capital Management , LLC (the “Adviser”), believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises.  The Fund will limit its investments in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor’s Corporation (AAA and AA) or Moody’s Investors Service, Inc. (Aaa and Aa).   The Fund may invest in securities with equivalent ratings from other NRSROs and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases.  In the event a non-convertible bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor’s or Baa by Moody’s).  If a bond or debenture is downgraded below investment grade, the Fund will promptly dispose of such bond or debenture, unless the Adviser believes it disadvantageous to the Fund to do so.

Convertible Securities
The Fund may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks).  The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation.  The Fund may invest up to 5% of its net assets in convertible debt securities rated less than investment grade.  Debt securities rated less than investment grade are commonly referred to as “junk bonds.”

Investments in convertible securities rated less than investment grade (“high yield convertible securities”) are subject to a number of risk factors.  The market for high yield convertible securities is subject to substantial volatility.  Issuers of high yield convertible securities may be of low creditworthiness and high yield convertible securities are likely to be subordinated to the claims of senior lenders.  The secondary market for high yield convertible debt securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund to value accurately such securities or dispose of them.

Government Obligations
The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds.  These obligations differ only in terms of their interest rates, maturities and time of issuance.  The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury.  Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them.  There is no guarantee that the U.S. government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.  For a discussion of the placement of FNMA into conservatorship, please see the discussion below under “Mortgage-Backed Securities”.

Zero Coupon Treasury Securities
The Fund may invest in zero coupon treasury securities which consist of U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons by the Federal Reserve Bank.  A zero coupon treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value.  Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.  In addition to zero coupon treasury securities, the Fund may invest in zero coupon bonds issued directly by federal agencies and instrumentalities.  Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.  Finally, the Fund may invest in U.S. government obligations that have been stripped of their unmatured interest coupons by dealers.  Dealers deposit such stripped U.S. government obligations with custodians for safekeeping and then separately sell the principal and interest payments generated by the security.

Mortgage-Backed Securities
The Fund may purchase residential and commercial mortgage-backed securities that are issued by entities such as GNMA, FNMA, Federal Home Loan Mortgage Corporation

(“FHLMC”), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.  These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.  The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.  Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the U.S. Treasury Department announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”).  In addition to placing the companies in conservatorship, the U.S. Treasury Department and the FHFA established a secured lending facility and a Secured Stock Purchase Agreement to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA has stated that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLC, but no assurance can be given that these initiatives will be successful.

As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.  Certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership.  Each of FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Under the Reform Act, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC.

Put and Call Options
The Fund may purchase stock index options.  By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price.  In return for this right, the Fund pays the current market price for the option (known as the option premium).  The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Fund will lose the entire premium it paid.  If the Fund exercises the option, it completes the sale of the underlying security at the strike price.  The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.  The buyer of a put option can expect to realize a gain if security prices fall substantially.  However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The feature of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price.  A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall.  At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple.  A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index such as the S&P 500® Index, or a narrower market index such as the S&P 100 Index.  Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange (now known as the NYSE AMEX Equities), Pacific Stock Exchange and the Philadelphia Stock Exchange.

Put options may be purchased by the Fund in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Fund’s portfolio securities.  Call options may be purchased by the Fund in order to participate in an anticipated increase in stock market prices.  The Fund will sell put and call options only to close out positions in put and call options, as the case may be, which the Fund has purchased.

To terminate its obligations on a call which it has written, the Fund may purchase a call in a “closing purchase transaction.”  (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.)  A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased.  A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received.  Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

Generally writing calls is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, a call writer mitigates the effects of a price decline.  At the same time, because a call writer must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The ability of the Fund effectively to hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indexes depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund’s portfolio securities.  Inasmuch as the portfolio securities of the Fund will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund’s put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s portfolio securities which could result in a loss on both the portfolio securities and the options on stock indexes acquired by the Fund.

Options prices can also diverge from the prices of the underlying investment, even if the underlying investment matches the Fund’s investments well.  Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying investment, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation may also result from differing levels of demand in the options and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.  Successful use of these techniques requires skills different from those needed to select portfolio securities.

There is no assurance a liquid secondary market will exist for any particular option at any particular time.  Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying investment’s current price.  In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day.  On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions.  If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value.  As a result, the Fund’s access to other assets held to cover its options positions could also be impaired.

American Depositary Receipts
The Fund may invest in American Depositary Receipts (“ADRs”).  ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency.  The underlying security may be subject to foreign government taxes which would reduce the yield on such securities.  Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls.  Such securities may also be subject to greater fluctuations in price than securities of domestic corporations.  In addition, there may be less publicly available information about a foreign company than about a domestic company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

The Fund may invest in ADRs which are “sponsored” or “unsponsored”.  While similar, distinctions exist relating to the rights and duties of ADR holders and market practices.  A depositary may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested.  Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees.  The depositary of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights.  Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR.  Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depositary and the ADR holder.  This agreement also allocates fees among the parties.  Most sponsored agreements also provide that the depositary will distribute shareholder meeting notices and other communications.

Exchange-Traded Funds
The Fund may purchase shares of exchange-traded funds (“ETFs”).  All ETFs are investment companies that are bought and sold on a securities exchange.  An ETF represents a fixed portfolio of securities generally designed to track a particular market index.  Typically, the Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Fund.  The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value.  ETFs also have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of these costs.  Generally, the Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which it typically invest s .  If greater liquidity is desired, then the Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the S&P 500® Index and the S&P MidCap 400 Index.

The Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Fund’s total assets with respect to any one ETF and (c) 10% of the Fund’s total assets in the aggregate.  An exception to these limitations is found in Section 12(d)(1)(F) of the 1940 Act, which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Fund and all affiliated persons of the Fund; and (b) the Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent.  In any event, the Fund will not invest more than 15% of its total assets in ETFs.

Holding Company Depository Receipts
The Fund may invest in holding company depositary receipts (“HOLDRs”).  HOLDRs are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group.  HOLDRs involve risks similar to the risks of investing in common stock.  Each HOLDR initially owns a set number of stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings.  The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events.  Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities
The Fund may hold up to 10% of its net assets in securities for which there is no readily available market (“illiquid securities”).  Because an active market may not exist for illiquid securities, the Fund may experience delays and additional costs when trying to sell illiquid securities.  The applicable percentage limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”).  However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid.  Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act.  Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests.  However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by the Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices.  The Board of Directors of the Fund will delegate to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations.  The Adviser will consider such factors as: (i) the nature of the market for a security, (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  When registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date.  If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than the price which prevailed when it decided to sell.  Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

Portfolio Turnover
The Fund generally does not trade actively for short-term profits.  However, if the objective of the Fund would be better served, short-term profits or losses may be realized from time to time.  The annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects.  A high rate of portfolio turnover (100% or more) necessarily results in correspondingly higher transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors.  Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

For the past two fiscal years, the Fund’s portfolio turnover rates were as follows:

Portfolio Turnover Rate Fiscal Year Ended September 30,

2011	2010
55%	80%

Disclosure of Portfolio Holdings
The Fund maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interest of the shareholders of the Fund.  The Fund may not receive any compensation for providing this information.  The Fund’s Chief Compliance Officer reports periodically to the Board of Directors with respect to compliance with the Fund’s portfolio holdings disclosure procedures.

Fund Service Providers.    The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolio holdings from time to time, on an ongoing basis.  As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information.  There is no set frequency at which this information is provided to the Fund’s service providers, as it is provided on an as needed basis in connection with their services to the Fund, and the need for such disclosure varies.  As a result, there is also no set time between the date of such information and the date on which the information is publicly disclosed.  In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that each of these parties is contractually and/or ethically prohibited from disclosing the Fund’s portfolio holdings unless specifically authorized by the Fund.

As an example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund.  The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to review the Fund’s portfolio.  In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings.  The third party service providers to whom the Fund provides non-public portfolio holdings information are the Fund’s administrator and transfer agent, U.S. Bancorp Fund Services, LLC , the Fund’s independent registered public accountants, Cohen Fund Audit Services, Ltd., the Fund’s legal counsel, Foley & Lardner LLP, and the Fund’s custodian, U.S. Bank, N.A.  The Fund may also provide non-public portfolio holdings information to the Fund’s financial printer in connection with the preparation, distribution and filing of the Fund’s financial reports and public filings.

Rating and Ranking Organizations.  The Fund’s Board of Directors has determined that the Fund may provide its portfolio holdings to the rating and ranking organizations listed below.

The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.

Morningstar, Inc.
Lipper, Inc.
Bloomberg L.P.
Thomson Financial Research
Vickers Stock Research

The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the Fund’s shareholders to provide them with non-public portfolio holdings information.  This information is not provided on the condition that it be kept confidential or that such organizations not trade on such information.  However, the officers of the Fund receive reports on a regular basis as to purchases and redemptions of shares of the Fund and review these reports to determine if there is any unusual trading in shares of the Fund.  The officers of the Fund will report to the Board of Directors any such unusual trading in shares of the Fund.  The Fund may not pay these organizations in connection with the dissemination of the Fund’s portfolio holdings.

Website Disclosure.  The Fund publishes its top ten investment holdings at the end of each calendar quarter on its website (www.reynoldsfunds.com).  This information is updated approximately 15 to 30 business days following the end of each quarter.  It is available to anyone that visits the website.

DIRECTORS AND OFFICERS OF THE COMPANY

As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors.  The Board approves all significant agreements between the Company and persons or companies furnishing services to it, including the agreements with the Adviser, administrator, custodian and transfer agent.  The day-to-day operations of the Company are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to the general supervision of the Board.

Directors’ and Officers’ Information

Board Leadership Structure.  The Board of Directors has general oversight responsibility with respect to the operation of the Company and the Fund.  The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Company and the Fund in accordance with the provisions of the 1940 Act and other applicable laws.  The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

The Company does not have a Chairman of the Board, nor does the Company have a lead disinterested director.  The small size of the Board of Directors, consisting of one interested director and two disinterested directors, facilitates open discussion and significant involvement by all of the directors without the need for a formal Chairman or lead disinterested director.  Mr.

Reynolds’ in-depth knowledge of the Fund’s portfolio and operations enables him to effectively help set board agendas and ensure appropriate processes and relationships are established with both the Adviser and the Board, while the business acumen of Messrs. Moser and Stauder, and long experience in the mutual fund industry serving as directors of the Fund, enables them to effectively and accurately assess the information being provided to the Board to ensure that they are appropriately fulfilling their fiduciary duties to the Fund and its shareholders.  In light of these factors, the Company has determined that its leadership structure is appropriate.

Board Oversight of Risk.  Through its direct oversight role, and indirectly through the Audit Committee, Fund officers and service providers, the Board of Directors performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

The Fund has an Audit Committee, which is discussed below.  The Audit Committee plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund and quarterly with the Fund’s chief compliance officer to discuss, among other things, financial risk, including internal controls over financial reporting.

Management Information.  Certain important information regarding each of the directors and officers of the Company (including their principal occupations for at least the last five years) is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years

Interested Director*

Frederick L. Reynolds 3565 South Las Vegas Blvd., #403 Las Vegas, NV 89109 Age 69	Director President and Treasurer	Indefinite term Since 1988 One-year term Since 1988	Mr. Reynolds is the sole owner of the Adviser, which commenced business in 1985.	1	None

* An “interested” director is a director who is deemed to be an “interested person” (as defined in the 1940 Act) of the Company.  Mr. Reynolds is an interested director because of his ownership in the Adviser and because he is an officer of the Company.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years

Independent Directors**

Dennis N. Moser 77 Stockbridge Atherton, CA 94027 Age 69	Director	Indefinite term Since 2002	Mr. Moser is a partner in Glenbrook Partner, LLC, a payments consulting firm.	1	None

Robert E. Stauder 436 Casabonne Lane Sonoma, CA 95476 Age 81	Director	Indefinite term Since 1988	Mr. Stauder is retired. He was a principal of Robinson Mills + Williams, an architectural and interior design firm.	1	None

** “Independent” directors are directors who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Company.

Officers (in addition to Mr. Reynolds)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years

N. Lynn Bowley Northern Lights Compliance Services, LLC 4020 South 147th St. Omaha, NE 68137 Age 53	Chief Compliance Officer	At the discretion of the Board of Directors Since 2007
Mr. Bowley has been a Compliance Officer for
Northern Lights Compliance Services, LLC
(f/k/a Fund Compliance Services, LLC) since
2007.  From 2002 to 2006 he was Vice-
President of Investment Support Services for
Mutual of Omaha Companies.

Director Qualifications.  Frederick L. Reynolds has been a director and portfolio manager of the Fund for over 20 years.  His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by the Adviser and with the Fund’s portfolio, led to the conclusion that he should serve as a director.  Dennis N. Moser’s experience as a partner in a payments consulting firm has honed his understanding of financial statements and the issues that confront businesses, and his diligent and thoughtful service as a director of the Fund for 8 years has provided him with a solid understanding of the mutual fund industry.  Although Robert E. Stauder is retired, as a principal in an architectural and interior design firm prior to retirement, he was familiar with financial statements and developed a deep understanding of the demands of operating a business and addressing the issues that confront businesses.  Further, Mr. Stauder’s diligent and thoughtful service as a director of the Fund for over 20 years has provided him with a detailed understanding of the mutual fund industry.  Each of Messrs. Moser and Stauder takes a conservative and thoughtful approach to addressing issues facing the Fund.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Moser and Stauder should serve as a director.

Equity Ownership of Directors.  The following table sets forth the dollar range of equity securities beneficially owned by each director in the Fund as of December 31, 2011 , which is also the valuation date:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies

Interested Director
Frederick L. Reynolds	Over $100,000	Over $100,000
Independent Directors
Dennis N. Moser	None	None
Robert E. Stauder	$10,001 - $50,000	$10,001 - $50,000

Board Committees.  The Company’s Board of Directors has created an A udit C ommittee whose members consist of Messrs. Stauder and Moser, both of whom are independent.  The primary functions of the A udit C ommittee are to recommend to the Board of Directors the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audits, to review the Fund’s internal controls and to review certain other matters relating to the Fund’s accountants and financial records.  The Company’s Board of Directors has no other committees.  The Company’s Audit Committee met once during the fiscal year ended September 30, 2011 .

Board Compensation.  For the fiscal year ending September 30, 2011 the Fund’s standard method of compensating directors is to pay each director who is not an interested person of the Company (the “Independent Directors”) a fee of $ 3 ,000 for each Board of Directors meeting attended , and $2,000 for the annual meeting of the Audit Committee .

The table below sets forth the compensation paid by the Fund to each of the directors of the Company during the fiscal year ended September 30, 2011 :

COMPENSATION TABLE

Name Of Person	Aggregate Compensation From The Fund	Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From The Fund Paid To Directors

Interested Director
Frederick L. Reynolds	$0	$0	$0	$0
Independent Directors
Dennis N. Moser	$12,000	$0	$0	$12,000
Robert E. Stauder	$12,000	$0	$0	$12,000

Code of Ethics.  The Company and the Adviser have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act.  This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund.  This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting.  The Fund votes proxies in accordance with the Adviser’s proxy voting policy.  The Adviser generally follows the so-called “Wall Street Rule” (i.e., it votes as management recommends or sells the stock prior to the meeting).  In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will disclose the conflict to the Board of Directors and offer the Board of Directors the opportunity to instruct the Adviser in voting the securities.  Although the Fund attempts to vote all proxies it receives, there will be instances when it does not receive proxies in sufficient time to vote its shares.

Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund’s website at http://www.reynoldsfunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Set forth below are the names and addresses of all holders of the Fund’s shares who as of December 31, 2011 owned of record or was known to own beneficially 5% or more of the Fund’s then outstanding shares.  As of December 31, 2011 , the officers and directors of the Company, as a group, beneficially owned 3.27 % of the outstanding shares of the Fund.

Name and Address	% Ownership
Charles Schwab & Co., Inc.(1) 101 Montgomery Street San Francisco, CA 94101-4151	25.86%

National Financial Services LLC(1) FBO The Exclusive Benefit of Our Customers 200 Liberty Street New York, NY 10281-1003	18.35%

Prudential Investment Management Service(1) FBO Mutual Fund Clients Mail Stop NJ-05-11-20 Gateway Center 3, 21st Floor 100 Mulberry St. Newark, NJ 07102	9.95%
(1)      Owned of record only.

INVESTMENT ADVISER, PORTFOLIO MANAGER AND ADMINISTRATOR

Investment Adviser
The Adviser to the Fund is Reynolds Capital Management , LLC.  (Reynolds Capital Management, LLC is the successor to Reynolds Capital Management, a sole proprietorship for which Frederick L. Reynolds was the sole proprietor.) Pursuant to an investment advisory agreement entered into between the Fund and the Adviser (the “Advisory Agreement”), the Adviser furnishes continuous investment advisory services to the Fund.  The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Fund may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund.  Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund, bears all sales and promotional expenses of the Fund, other than payments made by the Fund pursuant to the distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act and expenses incurred in complying with laws regulating the issue or sale of securities, and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser).  For the foregoing, the Adviser receives from the Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of the Fund’s average daily net assets.

The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Allocation of Portfolio Brokerage.”  None of the directors who are independent, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

The Fund pays all of its own expenses, including, without limitation, the cost of preparing and printing its registration statement required under the Securities Act and the 1940 Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders, reports to shareholders, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Fund’s assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, registrars and stock transfer agents.

The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including investment advisory fees and administration fees but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, exceed 2%.  As of the date hereof, no such state law provision was applicable to the Fund.  The Fund monitors its expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess.

During each of the fiscal years ended September 30, 2011, 2010, and 2009, the investment advisory fees payable by the Fund and related expense reimbursements were as follows:

Fiscal Year End	Investment Advisory Fees Accrued	Fund Expenses Reimbursed by Adviser	Net Fees Paid to Adviser

2011	$2,130,556	$0	$2,130,556
2010	$754,501	$0	$754,501
2009	$283,912	$143,589	$140,323

The Advisory Agreement between the Adviser and the Fund will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the shares of the Fund, by providing 60 days prior written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.

The Advisory Agreement provides that the Adviser shall not be liable to the Fund or the Company’s shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.  The Advisory Agreement also provides that the

Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

Portfolio Manager
Mr. Frederick L. Reynolds is the portfolio manager to the Fund and the sole owner of the Adviser, Reynolds Capital Management , LLC .  Mr. Reynolds may have responsibility for the day-to-day management of accounts other than the Fund.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of December 31, 2011 .

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Frederick L. Reynolds	0 $0	-- $--	4 $5,774,158	-- $--	-- $--	-- $--

The portfolio manager is often responsible for managing other accounts.  The Adviser typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies of accounts.  Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades).  The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts.

The portfolio manager is compensated in various forms.  The following table outlines the forms of compensation paid to the portfolio manager as of September 30, 2011 .

Name of Portfolio Manager	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Frederick L. Reynolds	Membership Interest	Reynolds Capital Management , LLC	Mr. Reynolds is the sole owner of the Adviser, and the net earnings of the Adviser comprise his compensation.

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager as of September 30, 2011 .

Name of Portfolio Manager	Dollar Range of Equity Securities of the Fund

Frederick L. Reynolds	Over $1,000,000

Administrator
Effective October 1, 2009, U.S. Bancorp Fund Services, LLC, (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Fund pursuant to an administration agreement (the “Administration Agreement”).  USBFS provides certain administrative services to the Fund, including, among other responsibilities, preparing financial statements, excise tax returns and reports required by the Securities and Exchange Commission; coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of the Fund’s independent contractors and agents; arranging for the computation of performance data, including net asset value; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, as compensation for its services, USBFS receives from the Fund a fee based on the Fund’s current average daily net assets of: 0.20% on the first $30 million and 0.10% on the remaining assets.  USBFS also is entitled to certain out-of-pocket expenses.  The Administrator, Transfer Agent and Custodian are affiliated entities under the common control of USBFS.

The Administration Agreement has an initial term of three years.  Subsequent to the initial three-year term, the Administration Agreement may be terminated by either party upon giving 90 days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties.  Notwithstanding the foregoing, the Administration Agreement may be terminated by any party upon the breach of the other party of any material term of the Administration Agreement if such breach is not cured within 15 days of notice of such breach to the breaching party.  The Administration Agreement also provides that USBFS shall not be liable for any error of judgment or mistake of law except a loss arising out of or relating to its refusal or failure to comply with the terms of the Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under the Administration Agreement.

Prior to October 1, 2009, the Fund’s administrator and accountant was Fiduciary Management, Inc (“Fiduciary”), 100 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202.  The mutual fund administration and accounting servicing division of Fiduciary was acquired by USBFS on October 1, 2009.

The following table shows the dollar amount of administration fees paid to Fiduciary by the Fund for the 2009 fiscal year and to USBFS for the 2011 and 2010 fiscal years:

Administration Fees Paid During Fiscal Years Ended September 30,
2011	2010	2009
$247,056	$109,450	$57,409

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund normally will be determined (except as otherwise noted in the succeeding paragraph) as of the close of regular trading (currently 4:00 P.M. Eastern time) on each day the New York Stock Exchange is open for trading.  The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day/Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Additionally, when any of the aforementioned holidays fall on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.  The New York Stock Exchange also may be closed on national days of mourning.

The per share net asset value of the Fund is determined by dividing the total value of the Fund’s net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time.

In calculating the net asset value of the Fund, securities that are listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price on the day the valuation is made.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price.  Securities price information on listed stocks is taken from the exchange where the security is primarily traded.  Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices.  Other securities will generally be valued at the most recent bid price if market quotations are readily available.  When market quotations are not readily available or are deemed unreliable, the Adviser values securities and other assets by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors, except that debt securities having maturities of 60 days or less may be valued using the amortized cost method.  Demand notes, commercial paper and U. S. Treasury bills are valued at amortized cost.  The Fund values money market instruments that it holds with remaining maturities of 60 days or less at their amortized cost.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to:  (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation.  Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Fund may value the security at its fair value.  Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which it determines its net asset value per share.

DISTRIBUTION OF SHARES

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule   12b-1 of the 1940 Act in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing the Adviser with greater flexibility in management.  The Plan provides that the Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets.  Payments made pursuant to the Plan may only be used to pay distribution expenses and service fees incurred in the current year.  Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including, but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.  Distribution expenses will be authorized by the officers of the Fund as the Fund does not employ a distributor.  To the extent any activity financed by the Plan is one which the Fund may finance without a Rule 12b-1 plan, the Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

The Plan may be terminated by the Fund at any time by a vote of the Independent Directors who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund.  Messrs. Moser and Stauder are currently the Rule 12b-1 Directors.  Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the shareholders of the Fund and the Board of Directors, including the Rule 12b-1 Directors.

While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Fund will be committed to the discretion of the directors of the Fund who are not interested persons of the Fund.  The Board of Directors of the Fund must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Fund.  The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.  During the fiscal year ended September 30, 2011 , the Fund incurred distribution costs of $221,824 under the Plan.  The following table shows the dollar amounts by category allocated to the Fund for distribution and service-related expenses:

Actual Rule 12b-1 Expenditures Paid by the Fund During the Fiscal Year Ended September 30, 2011
Total Dollars Allocated
Advertising/Marketing	$104
Printing/Postage	$13,295
Payment to distributor	$--
Payment to dealers	$208,425
Compensation to sales personnel	$--
Interest, carrying, or other financing charges	$--
Other	$--
Total	$221,824

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

The Fund offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund on a regular, convenient basis ($50 minimum per transaction).  Under the Automatic Investment Plan, a shareholder’s designated bank or other financial institution debits a preauthorized amount on the shareholder’s account on any date specified by the shareholder monthly, quarterly or annually and applies the amount to the purchase of the Fund shares.  If such date is a weekend or holiday, such purchase is made on the next business day.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”).  No service fee is currently charged by the Fund for participating in the Automatic Investment Plan.  A $25 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder’s account at the time of the automatic transaction.  An application to establish the Automatic Investment Plan is included as part of the purchase application.  Shareholders may change the date or amount of investments at any time by writing to or calling USBFS at 1-800-773-9665.  In the event an investor discontinues participation in the Automatic Investment Plan, the Fund reserves the right to redeem the investor’s account involuntarily, by providing 60 days notice, if the account’s value is $500 or less.

Shareholders should notify the transfer agent, USBFS, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date of the next transaction.  The transfer agent is unable to debit mutual fund or “pass through” accounts.

The Fund offers a telephone purchase option pursuant to which money will be moved from a shareholder’s bank account to the shareholder’s Fund account upon request.  Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions.  To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, USBFS must receive your order before the close of regular trading on such date.  Most transfers are completed within the same business day.  The minimum amount that can be transferred by telephone is $100.  To preserve flexibility, the Fund may revise or remove the ability to purchase shares by telephone or may charge a fee for such services, although currently the Fund does not expect to charge a fee.

SYSTEMATIC WITHDRAWAL PLAN

To accommodate the current cash needs of shareholders, the Fund offers a Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund worth at least $10,000 at the current net asset value may, by completing an application included as part of the purchase application, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals.  To establish the Systematic Withdrawal Plan, the shareholder deposits shares of the Fund with the Company and appoints it as agent to effect redemptions of shares of the Fund held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed dollar amount from the account to the shareholder or automatically deposited to a pre-determined bank account.  Only bank accounts held at domestic financial institutions that are ACH members can be used for deposits from the Systematic Withdrawal Plan.  The Systematic Withdrawal Plan does not apply to shares of the Fund held in individual retirement accounts or in retirement plans.

The minimum amount of a withdrawal payment is $100.  These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly or quarterly on any day a shareholder chooses.  If that day is a weekend or holiday, such redemption will be made on the next business day.  When participating in the Systematic Withdrawal Plan, all income dividends and capital gains distributions payable by the Fund on shares held in such account should be reinvested in additional shares of the Fund, at net asset value.  The shareholder may deposit additional Fund shares in his account at any time.

Withdrawal payments cannot be considered as yield or income on the shareholder’s investment, since portions of each payment will normally consist of a return of capital.  Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder’s account.

The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying USBFS in writing prior to the fifteenth day of the month preceding the next payment.  Shareholders should notify the transfer agent, USBFS, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date of the next transaction.  The transfer agent is unable to credit mutual fund or “pass through” accounts.

REDEMPTION OF SHARES

The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and

Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

ABANDONED PROPERTY

It is important that the Fund maintain a correct address for each investor. An incorrect address may cause an investor's account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor's account has legally been abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

ALLOCATION OF PORTFOLIO BROKERAGE

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund’s Board of Directors.  In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph.  In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations.  Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s financial strength and stability.  The most favorable price to the Fund means the best net price (i.e., the price after giving effect to commissions, if any).  Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., “markups” when the market maker sells a security and “markdowns” when the market maker buys a security).  In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as computer software and hardware, internet access, securities pricing, general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation.  While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement.  Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients.  The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

Brokerage commissions paid by the Fund are set forth below:

Fiscal Year End	Brokerage Commissions Paid	Total Market Value of Transactions
2011	$165,342	$335,893,788
2010	$140,231	$169,479,836
2009	$196,598	$218,010,609

None of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2011 were paid to brokers who provided research services to the Adviser.

As of the end of the most recent fiscal year, the Fund did not own any securities of its regular broker dealers.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund.  As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company.  U.S. Bank N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

USBFS, an affiliate of U.S. Bank, N.A., 615 East Michigan Street, Milwaukee, WI 53202 acts as the Fund’s transfer agent and dividend disbursing agent.

TAXES

The Fund will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”).  The Fund has so qualified in each of its previous fiscal years.  If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes.  As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations.  Shareholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities.  Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

As of September 30, 2011 , the Fund had $3,761,412  of net capital loss carryovers expiring in 2013.  To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year.  Dividends from the Fund’s net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions from the Fund’s net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares.  Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of the Fund.  A portion of the income distributions of the Fund may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

Any dividend or capital gains distribution paid shortly after a purchase of shares of the Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution.  Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

Redemptions of shares will generally result in a capital gain or loss for income tax purposes.  Such capital gain or loss will be long-term or short-term, depending upon the holding period.  However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

The Fund may be required to withhold Federal income tax at a current rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding due to the underreporting of income.  The certification form is included as part of the share purchase application and should be completed when the account is opened.

Beginning with the 2012 calendar year, in addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the IRS and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date.  These requirements generally do not apply to investments through a tax−deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules.

Please note that if a shareholder is a C corporation, unless the shareholder has previously notified the Fund in writing that it is a C corporation, the shareholder must complete a new Form W−9 exemption certificate informing the Fund of such C corporation status or the Fund will be obligated to presume that the shareholder is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.  Also, if a shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS−approved alternative methods.  A shareholder should contact the Fund to make, revoke or change the shareholder’s election.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the shareholder’s cost basis.

Shareholders should note that they will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold.  Shareholders are encouraged to consult with their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method they should elect.  In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax return.

This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor.  Investors may also be subject to state and local taxes.  Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in the Fund.

CAPITAL STRUCTURE

The Company’s authorized capital consists of 760,000,000 shares of Common Stock, $.01 par value, of which 40,000,000 shares have been allocated to the Fund and 720,000,000 shares are unallocated.  Each share outstanding entitles the holder to one vote.

The shares of the Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of the Fund, together with all income, earnings, profits and proceeds thereof, belong to the Fund and are charged with the liabilities in respect to the Fund.  The net asset value per share of the Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on shares of the Fund only out of lawfully available assets belonging to the Fund.  In the event of liquidation or dissolution of the Company, the shareholders of the Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to the Fund.

There are no conversion or sinking fund provisions applicable to the shares of the Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors.  Consequently, the holders of more than 50% of the Company’s shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

The shares of the Fund are redeemable and are transferable.  All shares issued and sold by the Company will be fully paid and nonassessable.  Fractional shares of the Fund entitle the holder to the same rights as whole shares of the Fund.

The Company will not issue certificates evidencing the Fund’s shares.  Each shareholder’s account will be credited with the number of shares purchased, relieving such shareholder of responsibility for safekeeping of certificates and the need to deliver them upon redemption.  Written confirmations are issued for all purchases of shares of the Fund.

SHAREHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by its shareholders.  At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director.  Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company’s Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them.  If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd. (“Cohen”), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145 serves as the independent registered public accounting firm for the Fund and as such, is responsible for auditing the financial statements of the Fund.  Cohen served as the independent registered public accounting firm for the fiscal years ended September 30, 2011, 2010 and 2009.  Information for the fiscal years ended September 30, 2008 and 2007 was audited by the Fund’s previous independent registered public accounting firm.

DESCRIPTION OF SECURITIES RATINGS

The Fund may invest in publicly-distributed debt securities assigned one of the highest two (2) ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”).  The Fund may also invest in commercial paper and commercial paper master notes rated A-1 by Standard & Poor’s or Prime-1 by Moody’s.  A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Corporation Bond Ratings.  A Standard & Poor’s corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.  Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation; and

III.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s.  Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

Moody’s Investors Service, Inc. Bond Ratings.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa - Bonds which are rated Aaa are judged to be the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Standard & Poor’s Commercial Paper Ratings.  A Standard & Poor’s commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market.  Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest.  The three highest categories are as follows:

A-1.  This highest category indicates that the degree of safety regarding timely payment is strong.  Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2.  Capacity for timely payment on issues with this designation is satisfactory.  However the relative degree of safety is not as high as for issuers designated “A-1”.

A-3.  Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

Moody’s Investors Service, Inc Commercial Paper.  Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

REYNOLDS FUNDS
PART C

OTHER INFORMATION

Item 28.  Exhibits.

(a)	Articles of Incorporation.
(i)
Registrant’s Articles of Incorporation, as amended, dated April 21, 1988, were previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on January 29, 1998, and are incorporated herein by reference.

(ii)
Articles Supplementary to Articles of Incorporation dated July 12, 1999, were previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A on July 15, 1999, and are incorporated herein by reference.

(b)	By-Laws.
Registrant’s Bylaws, as amended, were previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on January 29, 1998, and are incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders – None.
(d)	Investment Advisory Contracts.

Investment Advisory Agreement between Reynolds Blue Chip Growth Fund, Inc. and Reynolds Capital Management dated August 10, 1988 was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on January 29, 1998, and is incorporated herein by reference.

(e)	Underwriting Contracts – None.
(f)	Bonus or Profit Sharing Contracts – None.
(g)	Custodian Agreements.

Custody Agreement between Reynolds Funds, Inc. and U.S. Bank National Association dated November 6, 2008, was previously filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on January 30, 2009, and is incorporated herein by reference.

(h)	Other Material Contracts.
(i)
Transfer Agent Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC dated November 6, 2008, was previously filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on January 30, 2009, and is incorporated herein by reference.

(i)(A)
Addendum to Transfer Agent Servicing Agreement dated May 20, 2009, was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on November 25, 2009, and is incorporated herein by reference.

(ii)
Fund Administration Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC dated October 1, 2009 was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on November 25, 2009, and is incorporated herein by reference.

(iii)
Fund Accounting Servicing Agreement between Reynolds Funds, Inc. and U.S. Bancorp Fund Services, LLC dated October 1, 2009 was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on November 25, 2009, and is incorporated herein by reference.

(iv)
Blue Sky Registration Agreement between Reynolds Funds, Inc. and Quasar Distributors, LLC dated October 1, 2009 was previously filed with Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A on November 25, 2009, and is incorporated herein by reference.

(i)	Legal Opinion.
Opinion of Foley & Lardner LLP, counsel for Registrant — filed herewith.
(j)	Other Opinions.
Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)	Omitted Financial Statements – None.

(l)	Initial Capital Agreements.
Subscription Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on January 29, 1998, and is incorporated herein by reference.
(m)	Rule 12b-1 Plan.
Reynolds Funds 12b-1 Plan was previously filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on November 30, 1998, and is incorporated herein by reference.
(n)	Rule 18f-3 Plan – None.
(o)	Reserved.
(p)	Code of Ethics.

Code of Ethics of Reynolds Funds, Inc. and Reynolds Capital Management dated March 16, 2005, was previously filed with Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A on January 27, 2006, and is incorporated herein by reference.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

The Registrant is not controlled by any person. Registrant neither controls any person nor is any person under common control with Registrant.

Item 30.  Indemnification.

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted a bylaw respecting indemnification of its corporate representatives. The general effect of this bylaw may be to reduce the circumstances under which a director or officer may be required to bear the economic burden of their liabilities and expenses. The following bylaw is in full force and effect and has not been modified or cancelled:

Article VI
GENERAL PROVISIONS

Section 7.Indemnification.

A. The corporation shall indemnify all of its corporate representatives against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

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C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G. “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Adviser.

With respect to the Registrant’s investment adviser (the “Adviser”), the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-23561), as amended and updated.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.  Information with respect to Mr. Reynolds is incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32.  Principal Underwriter.

Registrant has no principal underwriters.

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Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202

Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212

Registrant’s Investment Adviser	Reynolds Capital Management, Inc. 3565 South Las Vegas Blvd., #403 Las Vegas, NV 89109

Item 34.  Management Services Not Discussed in Parts A and B.

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.  Undertakings.

Registrant undertakes to provide its Annual Report to shareholders upon request without charge to each person to whom a prospectus is delivered.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas and State of Nevada on the 31st day of January, 2012.

REYNOLDS FUNDS, INC.
(Registrant)

By:/s/ Frederick L. Reynolds
Frederick L. Reynolds
President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ Frederick L. Reynolds Frederick L. Reynolds	Principal Executive, Financial and Accounting Officer and Director	January 31, 2012
/s/ Robert E. Stauder Robert E. Stauder	Director	January 31, 2012
/s/ Dennis N. Moser Dennis N. Moser	Director	January 31, 2012

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INDEX TO EXHIBITS

Exhibit Number	Description

(i)	Opinion of Foley & Lardner LLP

(j)	Consent of Independent Registered Public Accounting Firm

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